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                        -----------------------------
                        -----------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report (Date of earliest
                               event reported):
                              December 19, 1996


                              XYTRONYX, INC.
                       --------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
               (State or other jurisdiction of incorporation)
                 0-14838                         36-3258753
          ----------------------       ----------------------------
         (Commission File Number) (IRS Employer Identification Number)

                           6555 Nancy Ridge Drive
                                 Suite 200
                          SAN DIEGO, CALIFORNIA 92121
                 -----------------------------------------
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (619) 550-3900
                                                          --------------
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Item 5.  Other Events.

    The News Release dated December 19, 1996 announcing that the Company had an initial closing in a private placement of equity securities to accredited individuals and institutional investors pursuant to Regulation D under the Securities Act of 1933, as amended, that the Company had hired Dr. H. Laurence Shaw to serve as the Company's new Chief Executive and President, that Jerry A. Weisbach has agreed to join the Company's Board of Officer Directors and Scientific Advisory Board, and that David W. Golde, M.D. has agreed to joint the Company as Chairman of the Scientific Advisory Board filed as Exhibit 99.1 hereto, is hereby incorporated into this Report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  EXHIBITS.  The following exhibit accompanies this Report:

               EXHIBIT
               NUMBER                        EXHIBIT DESCRIPTION
              ---------                      -------------------
                99.1 News Release dated December 19, 1996 announcing that the Company had an initial closing in a private placement of equity securities to accredited individuals and institutional investors pursuant to Regulation D under the Securities Act of 1933, as amended, that the Company had hired Dr. H. Laurence Shaw to serve as the Company's new Chief Executive Officer and President, that Jerry A. Weisbach has agreed to join the Company's Board of Directors and Scientific Advisory Board, and that David W. Golde, M.D. has agreed to joint the Company as Chairman of the Scientific Advisory Board.






                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              XYTRONYX, INC.



                                              By: /S/ LARRY O. BYMASTER
                                                  ---------------------
                                                      Larry O. Bymaster
                                                      Chief Executive Officer


Date:  December 27, 1996

                                       2
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                                INDEX TO EXHIBITS



 EXHIBIT                                                         SEQUENTIALLY
 NUMBER                     DESCRIPTION OF EXHIBIT               NUMBERED PAGE
--------                    ----------------------               -------------

 99.1 News Release dated December 19, 1996 announcing that the Company had an initial closing in a private placement of equity securities to accredited individuals and institutional investors pursuant to Regulation D under the Securities Act of 1933, as amended, that the Company had hired Dr. H. Laurence Shaw to serve as the Company's new Chief Executive Officer and President, that Jerry A. Weisbach has agreed to join the Company's Board of Directors and Scientific Advisory Board, and that David W. Golde, M.D. has agreed to joint the Company as Chairman of the Scientific Advisory Board.

                                       3